                                                                   EXHIBIT 24


                            POWER OF ATTORNEY

     KNOW ALL MEN BY THERE PRESENTS that the undersigned, a director, officer or both, of Transgenomic, Inc., a Delaware corporation (the "Company"), acting pursuant to the authorization of the Board of Directors of the Company, hereby appoints Collin J. D'Silva as my true and lawful attorney-in-fact to act for me and in my name and on my behalf, individually and as an officer or director or both of the Company, to sign a Registration Statement on Form S-1 under the Securities Act of 1933, as amended, and any amendments (including any post-effective amendments) and supplements thereto with respect to the registration of shares of Common Stock of the Company and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally.

     IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of July, 2000.


                                       /s/ Stephen F. Dwyer
                                       ---------------------------------
                                       Stephen F. Dwyer

                             POWER OF ATTORNEY

     KNOW ALL MEN BY THERE PRESENTS that the undersigned, a director, officer or both, of Transgenomic, Inc., a Delaware corporation (the "Company"), acting pursuant to the authorization of the Board of Directors of the Company, hereby appoints Collin J. D'Silva as my true and lawful attorney-in-fact to act for me and in my name and on my behalf, individually and as an officer or director or both of the Company, to sign a Registration Statement on Form S-1 under the Securities Act of 1933, as amended, and any amendments (including any post-effective amendments) and supplements thereto with respect to the registration of shares of Common Stock of the Company and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally.

     IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of July, 2000.


                                       /s/ Parag Saxena
                                       ---------------------------------
                                       Parag Saxena

                              POWER OF ATTORNEY

     KNOW ALL MEN BY THERE PRESENTS that the undersigned, a director, officer or both, of Transgenomic, Inc., a Delaware corporation (the "Company"), acting pursuant to the authorization of the Board of Directors of the Company, hereby appoints Collin J. D'Silva as my true and lawful attorney-in-fact to act for me and in my name and on my behalf, individually and as an officer or director or both of the Company, to sign a Registration Statement on Form S-1 under the Securities Act of 1933, as amended, and any amendments (including any post-effective amendments) and supplements thereto with respect to the registration of shares of Common Stock of the Company and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally.

     IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of July, 2000.


                                       /s/ Douglas T. Gjerde
                                       ---------------------------------
                                       Douglas T. Gjerde

                            POWER OF ATTORNEY

     KNOW ALL MEN BY THERE PRESENTS that the undersigned, a director, officer or both, of Transgenomic, Inc., a Delaware corporation (the "Company"), acting pursuant to the authorization of the Board of Directors of the Company, hereby appoints Collin J. D'Silva as my true and lawful attorney-in-fact to act for me and in my name and on my behalf, individually and as an officer or director or both of the Company, to sign a Registration Statement on Form S-1 under the Securities Act of 1933, as amended, and any amendments (including any post-effective amendments) and supplements thereto with respect to the registration of shares of Common Stock of the Company and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally.

     IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of July, 2000.


                                       /s/ Jeffrey Sklar
                                       ---------------------------------
                                       Jeffrey Sklar

                            POWER OF ATTORNEY

     KNOW ALL MEN BY THERE PRESENTS that the undersigned, a director, officer or both, of Transgenomic, Inc., a Delaware corporation (the "Company"), acting pursuant to the authorization of the Board of Directors of the Company, hereby appoints Collin J. D'Silva as my true and lawful attorney-in-fact to act for me and in my name and on my behalf, individually and as an officer or director or both of the Company, to sign a Registration Statement on Form S-1 under the Securities Act of 1933, as amended, and any amendments (including any post-effective amendments) and supplements thereto with respect to the registration of shares of Common Stock of the Company and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally.

     IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of July, 2000.


                                       /s/ Roland J. Santoni
                                       ---------------------------------
                                       Roland J. Santoni

                             POWER OF ATTORNEY

     KNOW ALL MEN BY THERE PRESENTS that the undersigned, a director, officer or both, of Transgenomic, Inc., a Delaware corporation (the "Company"), acting pursuant to the authorization of the Board of Directors of the Company, hereby appoints Collin J. D'Silva as my true and lawful attorney-in-fact to act for me and in my name and on my behalf, individually and as an officer or director or both of the Company, to sign a Registration Statement on Form S-1 under the Securities Act of 1933, as amended, and any amendments (including any post-effective amendments) and supplements thereto with respect to the registration of shares of Common Stock of the Company and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally.

     IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of July, 2000.


                                       /s/ Gregory J. Duman
                                       ---------------------------------
                                       Gregory J. Duman